SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

Deutsche European Equity Fund
The following information replaces the existing similar disclosure relating to the fund in the “PART I: APPENDIX I-E — SERVICE PROVIDER COMPENSATION” section of the fund’s Statement of Additional Information:
Deutsche European Equity Fund
Effective July 1, 2017, Deutsche European Equity Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.65% of the fund’s average daily net assets.
The following waiver is currently in effect:
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.12% for Class T shares. The agreement may only be terminated with the consent of the fund’s Board.

Effective as of July 1, 2017, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
Deutsche European Equity Fund	0.65%
Please Retain This Supplement for Future Reference
July 25, 2017
SAISTKR-353